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                                                                 EXHIBIT 10.39



                              ASSUMPTION AGREEMENT

         THIS ASSUMPTION AGREEMENT (this "Agreement"), dated as of __________, 1994, between Beverly Enterprises, Inc., a Delaware corporation (the "Company") and American Transitional Hospitals, Inc., a Delaware corporation ("ATH").

                              W I T N E S S E T H:

         WHEREAS, ATH Acquisition, Inc., previously a Delaware corporation and wholly-owned subsidiary of the Company ("Acquisition") was merged with and into ATH on the date hereof (the "Merger"), with ATH being the surviving corporation and becoming a wholly-owned subsidiary of the Company pursuant to an Agreement and Plan of Merger dated June 22, 1994 (the "Merger Agreement");

         WHEREAS, the Company agreed to assume the ATH 1993 Non Qualified Stock Option Plan (the "Plan") attached hereto and any options (the "Options") that had been granted by ATH thereto pursuant to the Merger Agreement following the Merger;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company hereby assumes all of the obligations of ATH pursuant to the Plan and the Options, except that (i) the Plan shall be administered by the Company's Compensation Committee; (ii) the Options shall be solely exercisable for common stock of the Company; (iii) the number of shares issuable upon exercise of the of the Options shall be modified in accordance with the Merger Agreement; (iv) the exercise price for the Options shall be modified in accordance with the Merger Agreement; and (v) stock option agreements reflecting items (i) through
(iv) herein will be delivered to holders of the Options on or after the date hereof, with option agreements that were issued by ATH to holders of the Options prior to consummation of the Merger Agreement, being canceled concurrently herewith.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly exercised as of the date first above written.

                                        BEVERLY ENTERPRISES, INC., a Delaware
                                        corporation


                                        By:____________________________________
                                        Title:


                                        AMERICAN TRANSITIONAL HOSPITALS, INC.,
                                        a Delaware corporation


                                        By:____________________________________
                                        Title:
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                       AMERICAN TRANSITIONAL HOSPITALS
                     1993 NON QUALIFIED STOCK OPTION PLAN


     1. The Purpose of the Plan. This Plan is intended to provide an opportunity for Key Employees and directors performing services to the Corporation and its Subsidiaries to acquire shares of the Corporation's Common Stock, providing an equity interest in the Corporation and additional compensation based on appreciation of the value of such stock. The Plan provides for the grant of stock options that do not qualify as "incentive stock options", as defined in Section 422A of the Code, (a) as an incentive to service or continued service to the Corporation in order to aid the Corporation in obtaining and retaining key personnel and directors of outstanding ability, and (b) in substitution for stock options of entities which may be acquired by the Corporation.

     2. Definitions. For purposes of this Plan, the following terms will be defined as indicated:

          (a)   "Board" means the Board of Directors of the Corporation.

          (b) "Cause" means habitual drug use or drunkenness, embezzlement of Corporation funds, conduct which is demonstrably injurious to the Corporation, or conviction of a felony, all as determined in good faith by the Board or Committee.

          (c)   "Code" means the Internal Revenue Code of 1986, as amended.

          (d)   "Committee" has the meaning prescribed in paragraph 4 hereof.

          (e) "Common Stock" means the common stock of the Corporation, $.01 par value.

          (f) "Corporation" means American Transitional Hospitals, a Delaware corporation.

          (g) "Disinterested" has the meaning prescribed by Rule 16b-3 from time to time.

          (h) "Fair Market Value" means the closing price of the Common Stock, as reported by NASDAQ/NMS or by any national securities exchange upon which the Common Stock is traded. In the event the Common Stock is not listed on an exchange or traded in the over-the-counter market, then the Board or Committee will determine Fair Market Value, which determination will be made in good faith and will be binding.

          (i) "Key Employee" means a full-time salaried employee who, in the judgment of the Board of Committee, is instrumental to the success of the Corporation or one of its Subsidiaries; including officers.
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          (j)   "NASDAQ/NMS" means the National Association of Securities
Dealers, Inc. Automated Quotation System, National Market System.

          (k)   "Option" means an option granted pursuant to the Plan.

          (l) "Plan" means the Corporation's 1993 non qualified stock option plan described herein.

          (m) "Rule 16b-3" means Rule 16b-3 as promulgated under the Securities Exchange Act of 1934, as amended, as the rule may be amended from time to time, or any successor rule or other comparable regualtory requirements.

          (n) "Subsidiary" means any person or entity that is controlled by the Corporation.

          (o) "Substitute Option" means an Option granted in substitution for options to purchase equity securities of an entity acquired by the Corporation.

     3. Stock Subject to the Plan. There will be reserved for issuance upon the exercise of Options 2,000,000 shares of Common Stock, which will be authorized and unissued Common Stock. If an Option expires or terminates for any reason without being exercised in full, the shares subject thereto which have not been purchased will again be available for purposes of the Plan. The number of shares as to which Options may be granted under the Plan will be proportionately adjusted, to the nearest whole share, in the event of any stock dividend, stock split, share combination or similar recapitalization involving the Common Stock or any spin-off, spin-out or other significant distribution or assets to stockholders for which the Corporation receives no consideration. In the event that there is an insufficient number of authorized shares of Common Stock available to allow exercise of the Options on the date of any grant hereunder, such Options will not be exercisable until there are sufficient shares of Common Stock authorized for issuance.

     4.   Administration of the Plan.

          (a) Granting of Options in General. The Board may administer this Plan itself or may appoint a Committee of the Board to administer the Plan. The Committee will be constitued as to permit the Plan to comply with Rule 16b-3. Subject to the provisions of the Plan, the Committee will have full authority and discretion to determine the Key Employees and directors of the Corporation and its Subsidiaries to whom Options will be granted, the number shares to be subject to each Option, the Option prices, and the exercise period for the Options. In making such determinations, the Committee may take into account the nature of the services rendered or to be rendered by such individuals, their past, present or potential contributions to the Corporation, and any other factors which the Committee deems relevant. Subject to the provisions of the Plan, the Committee will have full and conclusive authority to interpret the Plan; to prescribe,
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amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Option agreements (which need not be identical); and to make all other determinations necessary or advisable for the proper administration of the Plan. The Board may at any time remove members from or add members to the Committee, or may abolish the Committee and revest in the Board the administration of the Plan. Vacancies on the Committee, howsoever caused, will be filled by the Board.

          (b) Granting of Options to Directors and Officers. Administrative discretion regarding the selection of any director of the Corporation to whom Options may be granted pursuant to this Plan, or the determination of the number of shares of Common Stock which may be allocated under such Options, will be exercised by a Committee of two or more directors having full authority to act in the matter, all of whom are Disinterested. Administrative discretion regarding the selection of any officer of the Corporation (who is not a director) to whom Options may be granted pursuant to this Plan, or the determination of the number of shares of Common Stock which may be allocated under such Options, will be exercised by (i) the Board, if each of its members is Disinterested, or (ii) a Committee of two or more directors, all of whom are Disinterested.

     5. Option Agreement. Each grant of an Option will be evidenced by an Option agreement, executed by the holder of the Option and the Corporation, and such other instruments in such form as the Board or Committee approves from time to time, which instruments will (i) comply with and include expressly or by reference the terms and conditions set forth in this Plan, and (ii) may include such other provisions not inconsistent with the provisions of the Plan as the Board or Committee deems advisable, including provisions granting the holder the right to receive property at the time of exercise of the Option (provided that Section 83 of the Code applies to any such property other than cash). The terms and conditions of the Option agreements need not contain similar provisions. The granting of any Option under the Plan will not be deemed either to entitle the holder of the Option to, or to disqualify such holder from, participation in any other grant of Options under the Plan.

     6. Eligibility. Options may be granted to Key Employees and directors of the Corporation and its present or future Subsidiaries, provided, however, that Options granted to directors and officers of the Corporation will comply with the provisions of paragraph 4(b) of the Plan. Substitute Options may be granted to Key Employees and directors of any entity acquired by the Corporation (or any subsidiary of such acquired entity).

     7. Terms and Conditions of Options. Subject to the following provisions, all Options will be in such form and upon such terms and conditions as the Board or Committee, in its discretion, may from time to time determine.

          (a) Option Price. Except in the case of Substitute Options, the Option price per share will be an amount determined by the Committee or the Board at the time the Option is granted, taking into account the market price of the Common Stock on such
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date, the value of services provided or to be provided by the recipient of the
Options, and the overall value of the compensation of the recipient by the Corporation and its Subsidiaries. The Option price pr share will in no event be less than the Fair Market Value of the Common Stock on the trading day next preceding the date the Option is granted. In the case of Substitute Options, the Option price per share will be determined by multiplying the market price of the Common Stock immediately prior to acquisition by the exchange ratio applicable to the class of equity securities of the acquired entity subject to the acquired entity's options immediately prior to acquisition, if any, or if no such exchange ratio is applicable, by a factor determined by the Board. The Corporation will not be required to issue Options or Substitute Options for fractional shares, but may, in the discretion of the Board of Committee, round to the nearest whole share.

          (b) Option Term. No Option will be exercisable after the expiration of ten (10) years from the date the Option is granted. The date of grant will be the date on which the Board of Committee has approved the terms and conditions of the Option agreement evidencing the Option, has determined the recipient of the Option the number of shares covered by the Option and the Option price per share, and has taken all other action necessary to complete the grant of the Option. An Option may, but need not, be subject to vesting.

          (c) Payment and Withholding. Payment for all shares purchased pursuant to exercise of an Option will be made in cash, or by delivery of unrestricted shares of Common Stock at Fair Market Value on the date of exercise, or a combination thereof. The payment will be made at the time the Option or any part thereof is exercised, and no shares will be issued until full payment therefore has been made. Payment in currency or by check, bank draft, cashier's check of postal money order will be considered payment in cash. In addition to the Option price, the Corporation will have the right, if applicable, to require the holder of an Option to remit to the Corporation an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for shares issuable upon exercise of the Option.

          (d) Conditions to Exercise of an Option. Except in the case of a Substitute Option, no Option may be exercised to any extent until the holder will have been employed by the Corporation or one of its Subsidiaries continuously for at least three (3) months from the date of grant. Except as provided in subparagraph (f) below, an Option may not be exercised by the holder unless he is then, and continuously after the grant of the Option has been, a director or Key Employee of the Corporation or one of its Subsidiaries. No Option may be exercised by a holder with respect to fractional shares unless approved by the Board or Committee.

          (e) Non transferability of Options. An Option will not be transferable or assignable except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act or the rules thereunder, and will be exercisable, during the holder's lifetime, only by him.

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          (f)   Termination of Employment or Death. In the event that a holder ceases to serve as a director or be employed by the Corporation or any of its Subsidiaries for any reason other than his death, disability or termination for Cause and will no longer so serve or be employed by any of them, such holder will have the right to exercise the Option under the Plan at any time within three (3) months after his termination of service or employment to the extent his right to exercise the Option has accrued pursuant to the grant and had not previously been exercised at the date of termination. In the event of termination of service or employment or the holder by reason of disability, the holder may not exercise an Option later than twelve (12) months after the date of such termination. If the holder of an Option dies while he is serving as a director or employed by the Corporation or one of its Subsidiaries, his Option may be exercised (to the extent that the holder will have been entitled to do so at the date of his death) by a legatee or legatees of the holder under his last will, or by his personal representatives or distributes, at any time during the twelve-month period following his death. In all of the cases cited above, the Corporation's Board of Directors or the Committee may, in its discretion, extend the exercise period of the Option in question; provided, however, that notwithstanding this subparagraph (f), no Option may be exercised more than then (10) years after the date on which such Option was granted. For purposes of this subparagraph (f), employment of a holder will not be deemed terminated so long as the holder is employed by the Corporation, a Subsidiary or another entity (or an affiliate of another entity) which has assumed this Option in a transaction to which Section 425(a) of the Code is applicable. If a holder is terminated as a director or employee for Cause, all Options held by such holder will automatically cease as of the date of termination.

          (g) Corporation's Purchase of Common Stock. If a holder's employment by the Corporation or any of its Subsidiaries terminates for Cause, the Corporation, at its discretion, may elect to purchase from the holder or his legal representative any or all Common Stock held by the holder as of the date of termination for a price per share equal to the Fair Market Value of a share of Common Stock at the time the Corporation exercises its option. The Corporation's right to purchase the Common Stock will continue for a period of one year from the date of the holder's termination. The payment for shares acquired by the Corporation pursuant hereto will be made, in cash or by check, at the address of the holder as set forth in the stock records of the Corporation, or at such other location as the parties to the purchase may mutually agree. Upon payment by the Corporation in compliance with the provisions of this subparagraph (g), the holder or his legal representative will deliver to the Corporation for cancellation the certificate(s) evidencing the Common Stock purchased by the Corporation. The failure of the holder or his legal representative to so deliver the certificate(s) will not impinge the validity of the Corporation's purchase.

          (h) Changes in Capitalization; Merger; Liquidation. The number of shares of Common Stock covered by each outstanding Option will be proportionately adjusted, to the nearest whole share (i) for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or









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the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation, or (ii) for any spin-off or spin-out of assets to the Corporation's stockholders or any other significant distribution of assets by the Corporation to its stockholders without receipt of consideration by the Corporation. Any such adjustment to an outstanding Option will be made without changing the total price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share covered by the Option. If the Corporation is the surviving corporation in any merger or consolidation, each outstanding Option will pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled to receive in such merger or consolidation. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation will cause each outstanding Option to terminate, except for Options as to which another entity assumes or substitutes another option in a transaction to which Section 425(a) of the Code is applicable; provided, however, that, as to any Options which so terminate, each holder will have the right immediately prior to such dissolution, liquidation, merger or consolidation, to exercise his Option in whole or in part without regard to any provisions deferring exercise contained herein. To the extent that the foregoing adjustments relate to stock or securities of the Corporation, whose determination will be conclusive. Except at expressly provided in this subgaragraph (h), the holder of an Option will have no rights by reason of any subdivision or combination of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any spin-off, spin-out or comparable distribution of assets to the Corporation's stockholders, or by reason of any dissolution, liquidation, merger or consolidation or distribution to the Corportation's stockholders, of assets or securities of another entitiy, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number or price of shares of Common Stock subject to the Option. The existence of the Plan and the Options granted pursuant to the Plan will not affect in any way the right or power of the Corporation to make or authorize any adjustment, reclassification, reorganization or other change in its captial or business structure, any merger or consolidation of the Corporation, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Corporation, any sale or transfer of all or any part of the Corporation's business or assets, or any other corporate act or proceeding.

          (i) Each Option will be subject to the requirement that if at any time the Board or Committee determines that the listing, registration or qualification of the shares subject to the Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Option or the issue or purchase of Common Stock thereunder, the Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not
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acceptable to the Board or Committee. The holder of the Option will supply the
Corporation with such certificates, representations, opinions of counsel and information as the Corporation may request, including, without limitation, an investment letter certifying that all shares being purchased under an Option are being acquired for investment and not for the purpose of resale or distribution, and will otherwise cooperate with the Corporation in obtaining such listing, registration, qualification, consent or approval.

     8. Termination and Amendment of the Plan. The Plan shall terminate at midnight on April 27, 2003, ten (10) years after the date of its initial adoption by the Board. No Option will be granted under the Plan after that date, but Options granted before termination of the Plan will remain exercisable thereafter until they expire or lapse according to their terms. The Plan may be terminated, modified or amended by the Corporation's stockholders or Board, so long as such modification or amendment does not result in the Plan no longer being in compliance with Rule 16b-3. The Corporation will use its best efforts to maintain this Plan in accordance with Rule 16b-3, including, without limitation, the seeking of any appropriate modifications or amendments to this Plan and all requisite approvals and consents of the same.

     9. Holding Period. The grant of an Option under the Plan will be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended, so long as at least six (6) months elapse from the date of grant of the Option until the date of its disposition (other than upon exercise or conversion) or the disposition of the underlying Common Stock.

     10. No Rights as Stockholder. A holder of an Option will have no rights as a stockholder with respect to any Common Stock covered by his Option until the date of issuance of a stock certificate to him by the Corporation following exercise, in whole or in part, of the Option.

     11. Indemnification of Board or Committee. In addition to other rights of indemnification as they may have as members of the Board, each member of the Board or Committee will be indemnified by the Corporation against all costs and expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be party by reason of any action taken or failure to act under or in connection with the Plan, or any Option granted thereunder, and against all amounts paid by him in settlement thereof (provided the settlement is approved by legal counsel selected by the Corporation) or paid by him in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of a breach of the duty of loyalty or acts or omissions either not in good faith or which involve intentional misconduct or a knowing violation of law. Upon the institution of any such action, suit or proceeding, each Board or Committee member affected will notify the Corporation in writing of the same, giving the Corporation an opportunity, at its own expense, to defend the same before the member undertakes to defend it on his own behalf.






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     12.   Stockholder Approval. This Plan, as amended, is subject to the approval of the holders of a majority of the outstanding shares of Common Stock of the Corporation.

Date adopted by Board of Directors:  April 27, 1993

Date adopted by Stockholders:  July 30, 1993